UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2019

WARRIOR MET COAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38061	81-0706839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

16243 Highway 216 Brookwood, Alabama		35244 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 554-6150
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2019, Phillip C. Monroe, the General Counsel of Warrior Met Coal, Inc. (the “Company”), transitioned to the position of Vice President - Legal of the Company. In connection with this change in position, the Board of Directors of the Company concluded that, effective as of such date, Mr. Monroe will no longer be designated as an executive officer for purposes of Item 401(b) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or as an officer for purposes of Section 16 of the Exchange Act. Additionally, in connection with this change in position, the Company entered into an employment letter agreement (“employment letter”) with Mr. Monroe. The employment letter provides for a base salary of $200,000 per year and an annual bonus opportunity with a target amount equal to 50% of annual base salary. The employment letter also provides for the termination of the employment agreement between Mr. Monroe and the Company, dated March 5, 2018 (the “2018 employment agreement”). The employment letter further provides that, in consideration for the termination of the 2018 employment agreement and as an inducement to Mr. Monroe’s continued employment, the Company shall pay Mr. Monroe $300,000, which amount shall be paid in substantially equal installments over a one-year period (in accordance with the Company’s customary payroll practices), commencing 30 days following the entry into of the employment letter, subject to Mr. Monroe’s execution of a release in a form reasonably acceptable to the Company. This description of the employment letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the employment letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit Description

10.1	Employment Letter Agreement, dated June 5, 2019, by and between Warrior Met Coal, Inc. and Phillip C. Monroe

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: June 6, 2019	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer